UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 31, 2019

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC
Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC
Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 8.01.	Other Events

As previously reported, on April 22, 2019, Pensare Acquisition Corp. (the “Company”) announced that the Company’s sponsor, Pensare Sponsor Group, LLC (the “Sponsor”), had agreed to contribute to the Company (the “Contribution”) as a loan $0.033 for each share of the Company’s common stock issued in its initial public offering that was not redeemed in connection with the stockholder vote to approve an amendment to the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination for an additional three months, from May 1, 2019 to August 1, 2019, for one additional calendar month (May 2019). The Contribution will be deposited in the trust account established in connection with the Company’s initial public offering (the “Trust Account”). The Company also previously reported that it would announce by May 31, 2019 if the Sponsor would make additional contributions to the Trust Account after May 2019, and that if the Sponsor determines not to make additional contributions to the Trust Account the Company would offer public stockholders the right to redeem their public shares for their pro rata portion of the funds then available in the Trust Account.

On May 31, 2019, the Company issued a press release announcing that the Sponsor has determined to adjust the contributions that it will make to the Trust Account, and that the Company will offer redemption rights in connection with such adjustment. The details of the adjusted contribution and the procedures for public stockholders who wish to redeem their shares of the Company’s common stock in connection with this announcement are set forth in the press release.

A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Other Events

(d)       Exhibits

Exhibit Number	Exhibit
99.1	Press Release, dated May 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 31, 2019

Pensare Acquisition Corp.

By:	/s/ Darrell J. Mays
Name: Darrell J. Mays
Title: Chief Executive Officer